UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2016

Commission File Number: 000-50502

Millennium Healthcare Inc.
(Exact Name of registrant as Specified in Its Charter)

Delaware	11-3229358
(State of other jurisdiction of incorporation	(I.R.S. Employer Identification No.)
or organization)

68 South Service Road, Suite 100, Melville, New York 11747
(Address of principal executive offices)

516-628-5500
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 8, 2016 Millennium HealthCare Inc., a Delaware corporation (the “Company”) filed a Certificate of Amendment of Certificate of Incorporation with the Secretary of State of the State of Delaware (“Amendment”). Upon the Amendment, the par value of the Company’s common stock shall be designated as $0.00001, and effective with the filing of the Amendment, each one-thousand five hundred (1,500) outstanding shares of the Company’s common stock, par value $0.00001 per share shall automatically and without any further action be exchanged and combined into one (1) share of the Company’s common stock, par value $0.00001 per share. A copy of the Amendment is filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference in its entirety.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit	Description
Number
3.1	Certificate of Amendment of Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Millennium Healthcare Inc.

DATE: April 8, 2016	By:	/s/ Dominick Sartorio
Dominick Sartorio
Executive Chairman